UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2014

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Shareholder Approval of the Mitel Networks Corporation 2014 Equity Incentive Plan

On May 8, 2014, Mitel Networks Corporation (the “Company”) held its Annual and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved the 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”) based on the voting results set forth below under Item 5.07. The 2014 Equity Incentive Plan had previously been approved by the Company’s Board of Directors on March 25, 2014.

The 2014 Equity Incentive Plan replaces the Company’s existing equity incentive plan (the “2006 Equity Incentive Plan”), which was due to expire in 2016. Rather than amending the 2006 Equity Incentive Plan to extend the term and to replenish the pool of common shares available for future awards, the Company wishes to adopt the 2014 Equity Incentive Plan. The 2014 Equity Incentive Plan is substantially similar to the 2006 Equity Incentive Plan, except that the number of common shares available for grant under the 2014 Equity Incentive Plan has been fixed at 8,900,000 common shares and the term of the 2014 Equity Incentive Plan will run until 2024.

For a description of our 2014 Equity Incentive Plan, please see Ordinary Resolution No. 1 in our proxy statement for the Meeting filed with the Securities and Exchange Commission on April 4, 2014, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2014 Equity Incentive Plan, a copy of which is attached to this Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2014 the Company held its Meeting. As of the March 19, 2014 record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting, 98,811,852 shares of the Company’s common stock were outstanding and eligible to vote. A total of 84,979,411 shares voted in person or by proxy at the Meeting. The results of the matters voted on by shareholders at the Meeting are as follows:

	Number of Shares			Percentage of Votes Cast
	Voted For[1]	Withheld from Voting[1]	Broker Non-Votes	Voted For[1]	Withheld from Voting[1]

1. Election of Directors – Elected Each of the directors listed as nominees in the management proxy circular dated March 25, 2014 were elected directors of the Company until the next annual meeting.

Dr. Terence H. Matthews	71,490,326	7,318,393	6,170,692	90.71%	9.29%

Richard D. McBee	77,108,385	1,700,334	6,170,692	97.84%	2.16%

Benjamin H. Ball	76,828,935	1,979,784	6,170,692	97.49%	2.51%

Peter D. Charbonneau	77,937,810	870,909	6,170,692	98.89%	1.11%

Andrew J. Kowal	77,263,158	1,545,561	6,170,692	98.04%	1.96%

John P. McHugh	77,930,410	878,309	6,170,692	98.89%	1.11%

Anthony P. Shen	77,129,960	1,678,759	6,170,692	97.87%	2.13%

Francis N. Shen	77,131,235	1,677,484	6,170,692	97.87%	2.13%

David M. Williams	78,760,472	48,247	6,170,692	99.94%	0.06%

2. Appointment of Auditors – Passed Deloitte LLP was appointed auditor of the Company.	84,872,948	106,463	0	99.87%	0.13%

[1]	As the vote for each motion was taken by a show of hands, the number of votes disclosed reflects only those proxies received by management in advance of the Meeting.

	Number of Shares			Percentage of Votes Cast
	Voted For[1]	Voted Against	Broker Non-Votes	Voted For[1]	Voted Against[1]
3. Ordinary Resolution No. 1 – Passed The 2014 Equity Incentive Plan was adopted.	61,566,406	17,252,912	6,170,692	78.11%	21.89%

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Mitel Networks Corporation 2014 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2014

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name: Greg Hiscock
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Mitel Networks Corporation 2014 Equity Incentive Plan.